UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 12, 2013

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Acquisition of Moritz Dealerships

On November 12, 2013, Group 1 Automotive, Inc., a Delaware corporation, announced the acquisition of Moritz BMW/MINI and Moritz Cadillac in Arlington, Texas, which will operate as BMW of Arlington, MINI of Arlington, and Cadillac of Arlington. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Third Quarter Dividend

On November 13, 2013, Group 1 Automotive, Inc., a Delaware corporation, announced that its board of directors approved a third quarter cash dividend of $0.17 per share payable on December 16, 2013, to stockholders of record on December 2, 2013. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated hereinby reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of Group 1 Automotive, Inc. dated as of November 12, 2013.

99.2 Press release of Group 1 Automotive, Inc. dated as of November 13, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

November 14, 2013	By:	/s/Darryl M. Burman

Name: Darryl M. Burman
Title: Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Group 1 Automotive, Inc. dated as of November 12, 2013.
99.2	Press release of Group 1 Automotive, Inc. dated as of November 13, 2013